EXHIBIT 99.2

UNITED STATES BANKRUPTCY COURT
DISTRICT OF MASSACHUSETTS
(EASTERN DIVISION)

In re:	Chapter 11 Case No. 16-13704-MSH (Jointly Administered)

COSI, INC., et al.,[1]

Debtors.

DEBTORS’ MOTION FOR ENTRY OF AN ORDER (I) APPROVING DISCLOSURE STATEMENT WITH RESPECT TO JOINT PLAN OF REORGANIZATION OF COSI, INC., XANDO COSI OF MARYLAND, INC., COSI SANDWICH BAR, INC., HEARTHSTONE ASSOCIATES, LLC, AND HEARTHSTONE PARTNERS, LLC, (II) APPROVING CERTAIN BALLOTING, TABULATION, SOLICITATION, OBJECTION, AND NOTICE PROCEDURES, AND (III) SCHEDULING A HEARING
TO CONSIDER CONFIRMATION OF THE PLAN AND OBJECTION DEADLINES

[Hearing Date Requested: on or about March 15, 2017]

NOW COME Cosi, Inc. (“COSI”), Xando Cosi of Maryland, Inc. (“Xando”), Cosi Sandwich Bar, Inc. (“CSB”), Hearthstone Associates, LLC (“HALLC”), and Hearthstone Partners, LLC (“HPLLC”; collectively, with COSI, Xando, CSB, and HALLC, the “Debtors”), and, pursuant to 11 U.S.C. §§ 105(a), 1125(b), 1126, and 1128 and Rules 2002, 3016, 3017, 3018, 3020, and 9006 of the Federal Rules of Bankruptcy Procedure (the “Bankruptcy Rules”), and MLBR 3017-1, hereby move (the “Motion”) for entry of an Order substantially in the form attached hereto as Exhibit A (the “Proposed Disclosure Statement Order”):  (i) approving, as containing adequate information, the Disclosure Statement with Respect to Joint Plan of Reorganization of Cosi, Inc., Xando Cosi of Maryland, Inc., Cosi Sandwich Bar, Inc., Hearthstone Associates, LLC, and Hearthstone Partners, LLC (the “Disclosure Statement”) filed in connection with the Joint Plan of Reorganization of Cosi, Inc., Xando Cosi of Maryland, Inc., Cosi Sandwich Bar, Inc., Hearthstone Associates, LLC, and Hearthstone Partners, LLC (the “Plan”); (ii) approving the necessary procedures with respect to the confirmation process, including approving balloting and solicitation procedures, setting a deadline by which to file objections to confirmation of the Plan, and approving the form and manner of notice; (iii) scheduling a hearing to consider confirmation of the Plan; and (iv) granting related relief.

[1]
The Debtors in these Chapter 11 cases are Cosi, Inc. (Case No. 16-13704-MSH), Xando Cosi of Maryland, Inc. (Case No. 16-13706-MSH), Cosi Sandwich Bar, Inc. (Case No. 16-13705-MSH), Hearthstone Associates, LLC (Case No. 16-13707-MSH), and Hearthstone Partners, LLC (Case No. 16-13708-MSH).  The Debtors’ corporate offices are located at 294 Washington Street, Suite 510, Boston, Massachusetts 02108.  The cases are jointly administered under the Cosi, Inc. case number.

In support of this Motion, the Debtors state as follows:

I.          Jurisdiction and Venue.

1.          This Court has jurisdiction over this Motion pursuant to 28 U.S.C. §§ 157 and 1334.  Venue is proper pursuant to 28 U.S.C. §§ 1408 and 1409.  This matter is a core proceeding pursuant to 28 U.S.C. § 157(b)(2)(A) and (L).

2.          The statutory and legal predicates for the relief sought herein are 11 U.S.C. §§ 105(a), 1125, 1126, and 1128 and Bankruptcy Rules 2002, 3016, 3017, 3018, 3020, and 9006, and MLBR 3017-1.

II.          Relevant Background.

A.          Bankruptcy Case Background.

3.          On September 28, 2016 (the “Petition Date”), each of the Debtors filed a voluntary petition with this Court for relief under Chapter 11 of the United States Bankruptcy Code, 11 U.S.C. §§ 101-1532 (the “Bankruptcy Code”).

4.          The Debtors continue to operate their business and manage their assets as debtors-in-possession pursuant to 11 U.S.C. §§ 1107 and 1108.

5.          No trustee or examiner has been requested or appointed in these cases.  On October 6, 2016, the Office of the United States Trustee filed the Appointment of the Official Committee of Unsecured Creditors and appointed an unsecured creditors’ committee (the “Committee”).

B.          The Debtors.

6.          The Debtors operate an international fast casual restaurant company specializing in a variety of made-to-order hot and cold sandwiches, salads, bowls, breakfast wraps, “Squagels®” (square bagels), melts, soups, flatbread pizzas, S’mores, snacks, desserts, and a large offering of handcrafted, coffee-based, and specialty beverages.

7.          As of the date hereof, the Debtors operate restaurants at approximately 44 company-owned locations in multiple states, including Massachusetts, Connecticut, New Jersey, New York, Maryland, Virginia, Pennsylvania, Illinois, and Wisconsin.  The Debtors currently employ more than 1,000 employees.

8.          Earlier in the cases, the Debtors initially proposed to sell all of the Debtors’ assets to the Debtors’ debtor-in-possession lenders as the stalking horse bidder, or another bidder to be determined after an auction.  On October 18, 2016, the Debtors entered into an Asset Purchase Agreement (collectively with the amendments thereto, the “APA”) with LIMAB, LLC (“LIMAB”), as stalking horse bidder, dated October 18, 2016.  LIMAB, as stalking horse bidder, submitted the only bid for the Debtors’ assets prior to the November 28, 2016 bid deadline, and, as a result, the Debtors subsequently cancelled the auction and named LIMAB as the winning bidder.  LIMAB then exercised its rights under the APA to direct the Debtors proceed pursuant to a plan of reorganization rather than through an asset sale.

9.          As of the date hereof, LIMAB is operating the Debtors’ business pursuant to the Court-approved Interim Operating Agreement effective December 21, 2016 (the “Operating Agreement”).

C.          The Proposed Plan and Disclosure Statement.

10.          The Debtors have contemporaneously filed herewith the Plan and associated Disclosure Statement.

11.          In general terms, the Plan is structured as what is commonly referred to as a “pot plan” in that the Debtors have determined the value of their collective Business operations, and the Plan provides that the value will be paid into the Liquidating Trust2 to be distributed by the Liquidating Trustee to the Debtors’ creditors in accordance with the order of priority set forth in the Bankruptcy Code and as set forth in the Plan.  The Liquidating Trust will be funded pursuant to the Plan Settlement, which is set forth in the Plan, specifically described in Article VII of the Plan, and accounted for in the treatment of the Noteholders’ Class 5 and Class 6 Claims.

12.          Specifically, the Plan Settlement is between the Debtors and the Supporting Parties.  The Supporting Parties consist of LIMAB (i.e., the initial stalking horse bidder for the Debtors’ assets) and the Noteholders in their capacities as both (i) pre-petition secured Chaim Holders, with pre-petition Liens, the validity of which the Debtors dispute, and (ii) the DIP Lenders, with an undisputed superpriority DIP Facility Claim.

[2]	Unless otherwise defined herein, capitalized terms shall have the meanings ascribed to them in the Plan.

13.          Under the Plan Settlement, the Liquidating Trust will be funded by the Operating Agreement Payment, which is an approximation of the purchase price which LIMAB offered to pay as a stalking horse bidder in connection with the Asset Purchase Agreement.  Subject to reductions for Administrative Expenses, the Operating Agreement Payment is ultimately expected to be between $4,125,000 and $4,650,000, which consists of the following components: (i) $3,050,000, which was paid to the Debtors at the inception of the term of the Operating Agreement, (ii) $1,075,000, which will be paid to the Debtors on the Effective Date subject to approval of the settlement agreement with franchisee Fast Casual (the “Fast Casual Settlement Agreement”)3 and after reduction of approximately $10,000 for expenses incurred by the Supporting Parties in connection with Fast Casual, and (iii) $525,000, which will be paid subject to and upon the extension of a franchise agreement with a franchisee located in Dubai.  The Liquidating Trust may also be supplemented with recoveries from those Avoidance Actions that do not qualify as Acquired Avoidance Actions under the Plan.  The Operating Agreement Payment and such recoveries will be the sole source of payment for (i) Administrative Expenses not required to be paid by LIMAB under the Operating Agreement, (ii) Priority Claims, (iii) Priority Tax Claims, and (iv) General Unsecured Claims.

14.          Under the Plan Settlement, (i) the Noteholders will receive, on account of their $5,000,000 Allowed Noteholder Secured Claims, the New Stock in the Reorganized Debtors, (ii) LIMAB will receive a payment from the Liquidating Trustee in the amount of $625,000, which will be treated as a reduction of the Operating Agreement Payment, and (iii) after General Unsecured Creditors other than the Noteholders receive aggregate Distributions of $1,500,000, the Noteholders will receive, on account of their $2,786,195.05 Allowed Noteholder General Unsecured Claims, 40% of any funds available for subsequent Distributions to General Unsecured Creditors, which shall be paid to LIMAB and treated as a reduction of the Operating Agreement Payment.  The amount of the Noteholder Claims allocated in the Plan as between Noteholder Secured Claims and Noteholder General Unsecured Claims remains subject to reallocation.

[3]	Currently, the Fast Casual hold back funds are held by Debtors’ counsel ($975,000) and LIMAB ($100,000).

15.          The Plan Settlement is expected to result in the full payment of all (i) Secured Claims held by Entities other than those held by the Supporting Parties, (ii) Administrative Claims (including Professional Fee Claims), and (iii) Priority Claims.  In addition, the Plan Settlement provides for the Reorganized Debtors to assume and pay in the ordinary course all (i) Continuing Employment Claims and (ii) Customer Claims (held by customers).

16.          Finally, under the Plan Settlement, Holders of General Unsecured Claims (i.e., Class 6 Claims) will receive Distributions expected to be in the range of 15.4% to 19.2%, depending on the resolution of certain unresolved issues.

17.          Detailed information regarding the Debtors, circumstances leading to the filings of their Chapter 11 petitions, significant events during the Bankruptcy Cases, including the initial proposal to sell substantially all assets pursuant to Bankruptcy Code § 363 and the events leading to the Operating Agreement, and the Plan are set forth in the Disclosure Statement.

18.          The Plan provides for the following classifications and treatment of Claims and Interests:

Class Number	Description of Class	Voting Status, Plan Treatment
N/A	Administrative Claims (other than Professional Fee Claims)	Voting Status: Not Applicable Plan Treatment: Unimpaired
N/A	Professional Fee Administrative Claims	Voting Status: Not Applicable Plan Treatment: Unimpaired
N/A	Priority Tax Claims	Voting Status: Not Applicable Plan Treatment: Unimpaired
N/A	DIP Facility Claims	Voting Status: Not Applicable Plan Treatment: Unimpaired
N/A	Claims Under Bankruptcy Code Section 503(b)(9)	Voting Status: Not Applicable Plan Treatment: Unimpaired
1	Priority Claims	Voting Status: Deemed to Accept Plan Treatment: Unimpaired
2	JP Morgan Chase Secured Claim	Voting Status: Deemed to Accept Plan Treatment: Unimpaired

3	Continuing Employment Claims	Voting Status: Deemed to Accept Plan Treatment: Unimpaired
4	Customer Claims	Voting Status: Deemed to Accept Plan Treatment: Unimpaired
5	Noteholder Secured Claim	Voting Status: Entitled to Vote Plan Treatment: Impaired
6	General Unsecured Claims	Voting Status: Entitled to Vote Plan Treatment: Impaired
7	Intercompany Claims	Voting Status: Deemed to Accept Plan Treatment: Unimpaired
8	Existing Equity Interests	Voting Status: Deemed to Reject Plan Treatment: Impaired
9	Intercompany Interests	Voting Status: Deemed to Accept Plan Treatment: Unimpaired

19.          As set forth above, Holders of Claims in Class 5 and Class 6 are the only Holders of Claims that are entitled to vote on the Plan.  All other Holders of Claims or Interests are not entitled to vote on the Plan because such Holders either have a (i) a Claim that is not classified under the Plan, (ii) a Claim that is Unimpaired under the Plan or (iii) an Equity Interest that does not entitle them to receive or retain any property under the Plan.

III.          Relief Requested.

20.          By this Motion, the Debtors seek entry of the Disclosure Statement Order: (i) approving the form and content of the Disclosure Statement; (ii) approving the proposed solicitation procedures; (iii) approving the form of Ballots; (iv) establishing a voting deadline; (v) establishing tabulation procedures; (vi) establishing procedures regarding assumption of executory contracts and leases; (vii) setting the date for the hearing to consider confirmation of the Plan (the “Confirmation Hearing”); and (viii) establishing a deadline for objection to the Plan.

21.          The dates and deadlines proposed by the Debtors, subject to the Court’s availability, are as follows:

Event	Proposed Date/Deadline
Service of Notice of Hearing and Objection Deadline Regarding Disclosure Statement	February 10, 2017
Disclosure Statement Objection Deadline	March 10, 2017
Voting Record Date	March 15, 2017
Disclosure Statement Hearing	On or about March 15, 2017
Commencement of Solicitation	On or about March 17, 2017 (within two business days after entry of the Disclosure Statement Order)
Deadline to File Plan Supplement	April 4, 2017
Deadline to Serve Assumption and Cure Notice	April 11, 2017
Voting Deadline	April 14, 2017
Plan Objection Deadline	April 14, 2017
Assumption and Cure Objection Deadline	April 18, 2017
Plan Confirmation Reply Deadline	April 21, 2017
Confirmation Hearing	April 25, 2017

IV.          Approval of the Proposed Disclosure Statement.

22.          Pursuant to Section 1125 of the Bankruptcy Code, a plan proponent must provide Holders of Impaired Claims and interests with “adequate information” regarding a debtor’s proposed plan of reorganization.  Section 1125(a)(1) of the Bankruptcy Code provides, in pertinent part, as follows:

“[A]dequate information” means information of a kind, and in sufficient detail, as far as is reasonably practicable in light of the nature and history of the debtor and the condition of the debtor’s books and records, including a discussion of the potential material Federal tax consequences of the plan to the debtor, any successor to the debtor, and a hypothetical investor typical of the holders of claims or interests in the case, that would enable such a hypothetical reasonable investor of the relevant class to make an informed judgment about the plan . . . .

11 U.S.C. § 1125(a)(1); see also In re Mahoney Hawkes, LLP, 289 B.R. 285 (Bankr. D. Mass. 2002).

23.          Thus, a debtor’s disclosure statement must, as a whole, provide information that is reasonably calculated to permit an “informed judgment” by impaired creditors entitled to vote on the plan of reorganization.  See In re Dakota Rail, Inc., 104 B.R. 138, 142 (Bankr. D. Minn. 1989); In re Copy Crafters Quickprint Inc., 92 B.R. 973, 979 (Bankr. N.D.N.Y. 1988) (adequacy of disclosure statement “is to be determined on a case specific basis under a flexible standard that can promote the policy of Chapter 11 towards fair settlement through a negotiation process between informed interested parties”).  Fundamentally, a disclosure statement “must clearly and succinctly inform the average unsecured creditor what it is going to get, when it is going to get it, and what contingencies there are to getting its distribution.”  In re Ferretti, 128 B.R. 16, 19 (Bankr. D.N.H. 1991).

24.          In examining and determining the adequacy of the information contained in a disclosure statement, the Court has broad discretion.  See Texas Extrusion Corp. v. Lockheed Corp. (In re Texas Extrusion Corp.), 844 F.2d 1142, 1157 (5th Cir. 1988), cert. denied, 488 U.S. 926 (1988); see also Dakota Rail, 104 B.R. at 143 (courts have “wide discretion to determine . . . whether a disclosure statement contains adequate information without burdensome, unnecessary and cumbersome detail”).

25.          Courts generally examine whether the disclosure statement contains, if applicable, the following types of information:

A.	The circumstances that gave rise to the filing of the bankruptcy petition;

B.	A complete description of the available assets and their value;

C.	The anticipated future of the debtor;

D.	The source of the information provided in the disclosure statement;

E.	A disclaimer, which typically indicates that no statements or information concerning the debtor or its assets or securities are authorized, other than those set forth in the disclosure statement;

F.	The condition and performance of the debtor while in Chapter 11;

G.	Information regarding claims against the estate;

H.	A liquidation analysis setting forth the estimated return creditors would receive under Chapter 7;

I.	Information regarding the future management of the debtor;

J.	A summary of the plan of reorganization;

K.	An estimate of all administrative expenses, including attorneys’ fees and accountants’ fees;

L.	Any financial information, valuations, or pro forma projections that would be relevant to creditors’ determinations of whether to accept or reject the plan;

M.	Information relevant to the risks being taken by the creditors and interest holders;

N.	The actual or projected value that can be obtained from avoidable transfers;

O.	The existence, likelihood, and possible success of non-bankruptcy litigation;

P.	The tax consequences of the plan; and

Q.	The relationship of the debtor with its affiliates.

See, e.g., In re Scioto Valley Mortgage Co., 88 B.R. 168, 170-71 (Bankr. S.D. Ohio 1988).  This list is not meant to be comprehensive and a debtor need not provide all of the information on the list.  Rather, the court must decide what is appropriate in each case.  See Ferretti, 128 B.R. at 18-19.

26.          The proposed Disclosure Statement contains more than sufficient detail to permit Holders of Claims entitled to vote on the Plan to make an informed judgment whether to accept or reject the Plan.  Indeed, the proposed Disclosure Statement contains information with respect to many applicable subject matter categories identified above.

27.          Specifically, the Disclosure Statement contains a number of categories of information that courts consider “adequate information,” including:

a.	A summary of the Plan (Article 6);

b.	A summary of the classifications and treatment of all Classes of Claims and Interests (Article 6.2-6.4);

c.	Provisions governing distributions under the Plan (Articles 6.2—6.4 & 6.7);

d.	A description of the Debtors’ prepetition indebtedness (Article 4.1.C);

e.	The history of the Debtors’ Business, including the events leading up to the commencement of these Bankruptcy Cases (Articles 4.1.A—4.1.D);

f.	A description of the Debtors’ projected financial information (Exhibit C);

g.	A description of the solicitation procedures (Article 3);

h.	A description of the voting procedures (Article 3);

i.	A description of settlements in the Plan (Articles 2.1 & 6.7);

j.	The means for implementation of the Plan (Article 6.7);

k.	Certain federal income tax law consequences of the Plan (Article 7.2); and

l.	The value of the Debtors’ assets (Article 4.2).

28.          Accordingly, the Debtors submit that the Disclosure Statement contains adequate information within the meaning of section 1125 of the Bankruptcy Code and, therefore, should be approved.  The Debtors have proposed a Disclosure Statement that renders the Plan and process understandable.4  The Debtors believe that the proposed Disclosure Statement contains “adequate information,” as that phrase is defined in section 1125(a)(1) of the Bankruptcy Code.  Accordingly, the Debtors request that the proposed Disclosure Statement be approved.

[4]
The Debtors reserve the right to amend and supplement the proposed Disclosure Statement prior to the Disclosure Statement Hearing to incorporate additional information, including additional exhibits thereto.  The Debtors further request that this Court authorize the Debtors, with the reasonable consent of the Committee, to make non-material changes to the Disclosure Statement, including completing any blanks, making changes required for clarification or correcting grammatical and typographical errors, without further Order of this Court.

V.          Establishing Procedures for Solicitation of the Plan.

A.          Record Holder Date for Holders of Claims.

29.          Bankruptcy Rule 3017(d) provides that, for the purposes of voting solicitation, “creditors and equity security holders shall include holders of stock, bonds, debentures, notes and other securities of record on the date the order approving the disclosure statement is entered or another date fixed by the court, after notice and a hearing.”  Fed. R. Bankr. P. 3017(d).  Bankruptcy Rule 3018(a) contains a similar provision regarding determination of the record date for voting purposes.  The record date is typically the date that the disclosure statement is approved.  The Debtors request that the Court establish the date upon which the Disclosure Statement is approved as the “Record Holder Date” for purposes of voting on the Plan.5

B.          Effect of Record Holder Date for the Holders of Claims.

30.          Pursuant to the Plan, the Holders of Claims in Classes 5 and 6 are Impaired and are entitled to vote (together, the “Voting Classes”).  The Debtors propose that only the following parties within the Voting Classes be entitled to vote on the Plan: (a) the Holders of Claims that were not listed as contingent, unliquidated, or disputed on the Debtors’ Schedules; (b) the Holders of Claims who have filed timely proofs of Claim; and (c) the assignees of transferred and assigned Claims;  provided, however, that such assignees will be permitted to vote such Claims only if evidence of the transfer and assignment has been filed in accordance with Federal Rule of Bankruptcy Procedure 3001 as of the close of business on the Record Holder Date.

[5]	The establishment of the Record Holder Date is for voting purposes only and shall have no preclusive effect regarding who is entitled to receive distributions under the Plan.

31.          The Debtors further propose that Holders of Claims shall not be permitted to vote on the Plan if their Claims are subject to a pending objection on the Voting Deadline, as defined below, or, with respect to transferred and assigned Claims, there is an objection to the transfer, filed in accordance with Rule 3001 of the Federal Rules of Bankruptcy Procedure, pending on the close of business on the date of the Voting Deadline; provided, however, that the prohibition on voting in this paragraph be subject to motions filed pursuant to section 502(c) of the Bankruptcy Code and Bankruptcy Rule 3018(a) requesting temporary allowance of any Claim in an amount which the Court deems proper for the purpose of voting and a Court Order so authorizing temporary allowance for voting has been entered.

C.          Procedures for Solicitation of Votes and Limiting Notice.

32.          Bankruptcy Rule 3017(d) sets forth the materials that must be provided to Holders of Claims for purposes of soliciting their votes on a plan of reorganization and providing adequate notice of the hearing on confirmation of a plan of reorganization.  Bankruptcy Rule 3017(d) provides:

Upon approval of the disclosure statement,––except to the extent that the court orders otherwise with respect to one or more unimpaired classes of creditors or equity security holders––the debtor in possession, trustee, proponent of the plan, or clerk as the court orders shall mail to all creditors and equity security holders, and in a chapter 11 reorganization case shall transmit to the United States trustee,

(1)	the plan or a court-approved summary of the plan;

(2)	the disclosure statement approved by the court;

(3)          notice of the time within which acceptances and rejections of the plan may be filed; and

(4)          any other information as the court may direct, including any court opinion approving the disclosure statement or a court-approved summary of the opinion.

In addition, notice of the time fixed for filing objections and the hearing on confirmation shall be mailed to all creditors, equity security holders, and indenture trustees in accordance with Rule 2002(b), and a form of ballot conforming to the appropriate Official Form shall be mailed to creditors and equity security holders entitled to vote on the plan . . . .

Fed. R. Bankr. P. 3017(d).

33.          Under the Plan, only Holders of Claims in the Voting Classes are entitled to vote to accept or reject the Plan.

34.          As further discussed below, after the Court has approved the proposed Disclosure Statement as containing adequate information pursuant to section 1125 of the Bankruptcy Code, the Debtors propose to distribute by first class mail to parties in the classes entitled to vote on the Plan (i.e., the Voting Classes) a package containing solicitation materials (the “Solicitation Package”) including:

A.	The Disclosure Statement Order;

B.	The applicable form of Ballot, substantially in the form approved by the Court;

C.	A pre-addressed return envelope;

D.	A copy of the Disclosure Statement, as approved by the Court, with the Plan and other exhibits attached thereto; and

E.	Such other materials as the Court may direct, if any.

35.          In addition to the Voting Classes, the Debtors will also serve the Solicitation Package (without the Ballot materials) on:  (i) the United States Trustee; (ii) counsel to LIMAB; (iii) the Debtors’ secured creditors other than the Noteholders; (iv) the Internal Revenue Service and all other known taxing authorities with potential Claims against the estates; (v) the Attorneys General of any states where the Debtors have operated; (vi) the Securities and Exchange Commission; (vi) counsel to the Committee; and (vii) any party which has filed, prior to the date of the entry of the Disclosure Statement Order, a request for service of pleadings in this case (collectively, with the Voting Classes, the “Solicitation Package Recipients”).

36.          Under the Plan, Holders of Claims in (i) Class 1 (Priority Claims), (ii) Class 2 (JP Morgan Chase Secured Claim), (iii) Class 3 (Continuing Employment Claims), (iv) Class 4 (Customer Claims), (v) Class 7 (Intercompany Claims), and (vi) Class 9 (Intercompany Interests) (collectively, the “Unimpaired Creditors”) are not impaired under the Plan.   Such Holders are therefore deemed to have accepted the Plan pursuant to section 1126(f) of the Bankruptcy Code.  Furthermore, consistent with section 1126(g)(1) of the Bankruptcy Code and Bankruptcy Rule 3017(d), Holders of Existing Equity Interests in Class 8 will receive nothing under the Plan and, therefore, all Holders of Class 8 Interests are conclusively presumed to reject the Plan (the “Rejecting Interest Holders”).

37.          The Debtors propose that with respect to the Holders of Unimpaired Claims, Unclassified Claims, the Rejecting Interest Holders, and all creditors whose Claims were listed in the Debtors’ Schedules as being contingent, unliquidated, and/or disputed, unless a proof of Claim was timely filed (the “Contingent Claim”), receive a copy of a notice of the confirmation hearing (the “Confirmation Hearing Notice”), the form of which is attached as Exhibit C, in lieu of receiving a Solicitation Package.   Holders of Unimpaired Claims, Unclassified Claims, Rejecting Interests, and Contingent Claims are referred to herein as the “Notice Parties”.

38.          The Confirmation Hearing Notice contains, among other things, the deadline to object to confirmation of the Plan, the date of the hearing on confirmation of the Plan, and instructions by which the Notice Parties may obtain copies, free of charge, of the Solicitation Package.  The Confirmation Hearing Notice also identifies all deadlines related to Assumed Contracts and Leases including (i) the deadline for the Debtors to file the Schedule of Assumed Contracts and Lease, inclusive of cure amounts, if any and (ii) the deadline for counterparties to executory contracts and unexpired leases designated for assumption to file objections thereto.

39.          The Debtors also propose that service requirements regarding Class 4 (Customer Claims) be modified such that notice will be deemed sufficient upon the issuance of a press release regarding the information contained within the Confirmation Hearing Notice.  As a practical matter, the Debtors lack mailing addresses for most of the Holders of Customer Claims, many of whom have purchased gift cards redeemable for food or merchandise.  The Debtors typically do not collect mailing information from customers who purchase gift cards.  Therefore, the Debtors will, instead, provide notice to Holders of Customer Claims (who are Unimpaired under the Plan) by:  (i) issuing a press release which will include substantially all of the information contained within the Confirmation Hearing Notice and (ii) posting the Confirmation Hearing Notice on the Debtors’ website (together, the “Customer Notice Procedures”).  The Debtors request that Customer Notice Procedures be deemed sufficient regarding Class 4 Customer Claims.

40.          The Debtors submit that the notice procedures proposed regarding the Notice Parties (including notice to Holders of Customer Claims) satisfies the requirements of the Bankruptcy Code and Bankruptcy Rule 3017(d).  Accordingly, the Debtors request that the Court approve the form and manner of notice described herein.

D.	Establishment of Voting Record Date and Timing of
Distribution of Solicitation Packages.

41.          Within two (2) business days after entry of the Disclosure Statement Order (the “Solicitation Commencement Date”), the Debtors will commence distribution of the Solicitation Package to Voting Classes and to the Solicitation Package Recipients.

42.          Also on the Solicitation Commencement Date, the Debtors will distribute the Confirmation Hearing Notice to the Notice Parties.

43.          Further, on the Solicitation Commencement Date, the Debtors will implement the Customer Notice Procedures by issuing a press release and posting the Confirmation Hearing Notice on the Debtors’ website.

E.	Approval of Forms of Ballots.

44.          Bankruptcy Rule 3017(d) requires the Debtors to mail a form of ballot to “creditors and equity security holders entitled to vote on the plan.”  Fed. R. Bankr. P. 3017(d).  The Debtors propose to distribute to each of certain creditors, as described below, a Ballot substantially in the forms attached as Exhibit B (i.e., Exhibit B-1 is the Class 5 Ballot Form and Exhibit B-2 is the Class 6 Ballot Form). The forms of the Ballots are based upon Official Form No. 14, but have been modified to address the particular aspects of these Bankruptcy Cases.

  F.          Voting Deadline for Receipt of Ballots.

45.          Pursuant to Bankruptcy Rule 3017(c), the Debtors propose that, in order to be counted as votes to accept or reject the Plan, all Ballots must be properly executed, completed, and delivered to the Debtors by first-class mail, by overnight mail, or by personal delivery so that the Ballots are received by Debtors’ counsel (the “Balloting Agent”) no later than 4:30 p.m. Eastern Time on April 14, 2017 (the “Voting Deadline”).  The Debtors believe that the proposed deadline for submitting Ballots is sufficient to provide creditors with the opportunity to review and analyze the Plan and Disclosure Statement.

G.          Tabulation Procedures with Regarding to Holders of Claims.

46.          Section 1126(c) of the Bankruptcy Code provides:

A class of claims has accepted a plan if such plan has been accepted by creditors, other than any entity designated under subsection (e) of this section, that hold at least two-thirds in amount and more than one-half in number of the allowed claims of such class held by creditors, other than any entity designated under subsection (e) of this section, that have accepted or rejected such plan.

11 U.S.C. § 1126(c).

47.          Further, Bankruptcy Rule 3018(a) provides that the “court after notice and hearing may temporarily allow the claim or interest in an amount which the court deems proper for the purpose of accepting or rejecting the plan.”  Fed. R. Bankr. P. 3018(a).

48.          Solely for the purposes of voting to accept or reject the Plan (and not for the purpose of the allowance of, or distribution on account of, a Claim and without prejudice to the rights of the Debtors in any other context), the Debtors propose that each Claim within a Class of Claims entitled to vote to accept or reject the Plan be temporarily allowed in accordance with the following rules (the “Tabulation Procedures”):

a.
if a Holder of a Claim has filed a timely proof of Claim, the amount asserted in such proof of Claim shall be used to calculate the amount of such Claim for voting purposes unless an objection has been filed to such proof of Claim prior to the Voting Deadline, in which event the amount of such Claim shall be the greater of the amount of such Claim (i) listed on the Debtors' Schedules as non-contingent, liquidated, undisputed and (ii) that the Debtors state in such objection as being unobjectionable;

b.
if a Holder of a Claim that is listed on the Debtors' Schedules as non-contingent, liquidated, undisputed has not filed a timely proof of Claim, the amount listed on the Schedules as non-contingent, liquidated, undisputed shall be the amount of such Claim for voting purposes unless an objection has been filed to such Claim prior to the Voting Deadline, in which event the amount of such Claim shall be the amount, if any, that the Debtors state in such objection as being unobjectionable;

c.
the classification of a Claim as set forth on a Ballot submitted by the Holder of the Claim shall be deemed temporarily allowed for voting purposes only, and the Ballot will be counted, unless (i) the Debtors file an objection to the classification of such Claim prior to the Voting Deadline or (ii) the Bankruptcy Court temporarily disallows the alleged classification of the Claim or disallows the Claim, in  part or in full, for the purpose of accepting or rejecting the Plan in accordance with Bankruptcy Rule 3018. In the event that the Debtors’ objection to the classification of such Claim concedes that such Claim should be reclassified in a certain amount, then unless the Debtors or other party in interest have otherwise objected to the Claim, such Ballot shall be counted in such reclassified Class in such amount;

d.
if a Claim has been estimated or otherwise allowed for voting purposes by order of the Court, such Claim will be temporarily allowed for voting purposes in the amount so estimated or allowed by the Court; and

e.
if a Holder of a Claim identifies an amount on its Ballot that is less than the amount otherwise calculated in accordance with the Tabulation Rules, the Claim will be allowed for voting purposes only in the lesser amount identified on such Ballot.

49.          Pursuant to sections 105 and 1126 of the Bankruptcy Code, the Debtors request that the Court direct as follows with respect to all Ballots submitted by the Holders of a Claim:

a.
Any Ballot that is properly completed, executed, and timely returned to the Balloting Agent that does not indicate an acceptance or rejection of the Plan shall be deemed to be a vote to accept the Plan;

b.	Any Ballot that is returned to the Balloting Agent indicating acceptance or rejection of the Plan but that is unsigned shall not be counted;

c.
Whenever a Holder of a Claim casts more than one Ballot voting the same Claim prior to the Voting Deadline, only the last timely Ballot received by the Balloting Agent shall be deemed to supersede the prior Ballot(s) and shall be counted;

d.	If a Holder of a Claim casts simultaneous duplicative Ballots that are voted inconsistently, such Ballots shall count as one vote accepting the Plan;

e.	Each Holder of more than one Claim in a particular Class shall be entitled to cast only one Ballot regardless of the number of timely-filed proofs of Claim in such Class by such Holder;

f.	each Holder of a Claim shall be deemed to have voted the full amount of its Claim or Claims in each particular Class, and such votes may not be split;

g.	Each Holder who holds a Claim or Claims in more than one Class shall be entitled to cast one Ballot per Class;

h.
Any Ballots (or group of Ballots within the same Class received from a single creditor) that partially reject and partially accept the Plan shall be deemed a vote to accept the Plan in the full amount of such Claim;

i.
A Ballot cast by a Holder of a Claim that is subject to a pending objection on the Voting Deadline shall be determined for voting purposes as the greater of the amount of such Claim (i) listed on the Debtors' Schedules as non-contingent, liquidated, undisputed and (ii) that the Debtors state in such objection as being unobjectionable;

j.
Any Ballot that is returned to the Balloting Agent indicating a vote for acceptance or rejection of the Plan and is signed but that fails to provide a complete mailing address shall be counted if the Balloting Agent can reasonably determine the identity of the Holder of the Claim by reference to the Creditor Matrix, Schedules, or otherwise; and

k.
Any Ballot received by the Balloting Agent by telecopier, facsimile, or other electronic communication, including by email in portable document format (“pdf”) or other similar format, shall not be counted.

50.          The Debtors submit that establishing the tabulation procedures set forth above is necessary to avoid any confusion resulting from incompletely or inconsistently executed Ballots and will simplify the voting and tabulation process.

H.	Procedures for Executory Contracts and Unexpired Leases to be Assumed Under the Plan.

51.          The Plan provides for the assumption of certain executory contracts and unexpired leases governed by section 365 of the Bankruptcy Code to which any of the Debtors are parties.  Toward that end, the Plan provides that not less than ten (10) Business Days prior to the Confirmation Hearing, and consistent with the requirements of section 365 of the Bankruptcy Code, the Debtors shall file and serve a notice with the Court listing the cure amounts for all Assumed Contracts and Leases.6  The parties to such Assumed Contracts and Leases shall have five (5) Business Days prior to the Confirmation Hearing to object to the cure amounts listed by the Debtors.

52.          The Plan provides that if there are any objections filed with respect to assumption or to the cure amount, the Court shall conduct a hearing to consider any objections thereto.

53.          Under the Plan, to the extent that any non-Debtor party previously filed a timely objection to the Debtors’ proposed assumption and assignment of any executory contract or unexpired lease in connection with the Sale Motion, the substance of said objection is preserved and will be considered by the Court in connection with the Confirmation Hearing.

[6]	The Cure Notice will be in a format substantially similar to the form of Notices of Assumption and Assignment previously filed in connection with the Debtors’ proposed asset sale.

VI.          Confirmation Hearing and Objection Deadline.

54.          Pursuant to Bankruptcy Rule 3020(b)(2), the Debtors request that the Court enter an Order setting a date and time to consider confirmation of the Plan.

55.          Pursuant to Bankruptcy Rule 2002, a plan proponent is required to give creditors and equity interest holders not less than twenty-eight (28) days’ notice of the time fixed for filing objections to, and the hearing on, confirmation of a plan of reorganization, unless that time is shortened.  The Debtor requests that the Court establish a deadline (the “Objection Deadline”) for filing and serving objections to confirmation of the Plan (“Confirmation Objections”) that is at least ten (10) days prior to the Confirmation Hearing, or April 14, 2017.

56.          In order to avoid confusion regarding Confirmation Objections, the Debtors request that the Court direct that any Confirmation Objections (a) be in writing, (b) state the name and address of the objector, (c) comply with the Federal Rules of Bankruptcy Procedure and the Massachusetts Local Bankruptcy Rules, (d) state the amount of the objector’s Claim or the nature of its interest, and the nature of the objection or modification sought and the legal basis therefor, (e) be filed and served on or before 4:30 p.m. Eastern Time on the Objection Deadline, and (f) be filed with the Clerk, United States Bankruptcy Court, John W. McCormack Post Office and Courthouse, 5 Post Office Square, Boston, Massachusetts 02109, with copies served upon                    (i) counsel to the Debtors, Mirick, O’Connell, DeMallie & Lougee, llp, 1800 West Park Drive, Westborough, Massachusetts, 01581 (Attn: Christine E. Devine, Esq. and Joseph H. Baldiga, Esq.); (ii) the Office of the United States Trustee for the District of Massachusetts, John W. McCormack Post Office & Courthouse, 5 Post Office Square, 10th Floor, Suite 1000, Boston, MA 02109 (Attn: Paula R.C. Bachtell, Esq.); (iii) counsel to the Committee, Nixon Peabody LLP, 100 Summer Street, Boston, MA 02110 (Attn: Lee Harrington, Esq.); and (iv) counsel to the DIP Lenders and Noteholders, Vinson & Elkins, LLP, 666 Fifth Avenue, 26th Floor, New York, NY 10103 (Attn: Steve M. Abramowitz, Esq.).

VII.          Notice of this Motion.

57.          The Debtors will serve a copy of this Motion, the proposed Disclosure Statement, and the proposed Plan upon (a) the Debtors, (b) the Office of the United States Trustee for the District of Massachusetts, (c) counsel to the Committee, (d) counsel to the DIP Lenders and Noteholders, and (e) and any party, as of the date of the filing of this Motion, who has requested notice of pleadings in this case.  The Debtors will provide notice of the hearing to consider the adequacy of the Disclosure Statement and the objection and/or response deadline related to this Motion on all creditors and parties in interest.

WHEREFORE, the Debtors respectfully request that the Court enter an Order, substantially in the form attached as Exhibit A, granting the relief requested in this Motion and awarding to the Debtors such other and further relief that the Court deems just and proper under the circumstances.

Respectfully submitted,

COSI, INC., ET AL.

By their counsel,

Joseph H. Baldiga, BBO #549963
Christine E. Devine, BBO #566990
Kate P. Foley, BBO #682548
Mirick, O’Connell, DeMallie & Lougee, llp
1800 West Park Drive, Suite 400
Westborough, MA 01581-3926
Phone: (508) 898-1501
Fax: (508) 898-1502
Email: bankrupt@mirickoconnell.com
Email: cdevine@mirickoconnell.com
Dated: February _____, 2017	Email: kfoley@mirickoconnell.com

IN RE: COSI, INC. ET AL.

BANKRUPTCY CASE NO. 16-13704-MSH

EXHIBIT A TO

DEBTORS’ MOTION FOR ENTRY OF AN ORDER (I) APPROVING DISCLOSURE STATEMENT WITH RESPECT TO JOINT PLAN OF REORGANIZATION OF COSI, INC., XANDO COSI OF MARYLAND, INC., COSI SANDWICH BAR, INC., HEARTHSTONE ASSOCIATES, LLC, AND HEARTHSTONE PARTNERS, LLC, (II) APPROVING CERTAIN BALLOTING, TABULATION, SOLICITATION, OBJECTION, AND NOTICE PROCEDURES, AND (III) SCHEDULING A HEARING TO CONSIDER CONFIRMATION OF THE PLAN AND OBJECTION DEADLINES

UNITED STATES BANKRUPTCY COURT
DISTRICT OF MASSACHUSETTS
(EASTERN DIVISION)

In re:	Chapter 11 Case No. 16-13704-MSH (Jointly Administered)

COSI, INC., et al.,[1]

Debtors.

ORDER (I) APPROVING DISCLOSURE STATEMENT WITH RESPECT TO JOINT PLAN OF REORGANIZATION OF THE DEBTORS, (II) APPROVING CERTAIN BALLOTING, TABULATION, SOLICITATION, OBJECTION, AND NOTICE PROCEDURES, AND (III) SCHEDULING A HEARING TO CONSIDER CONFIRMATION OF THE PLAN AND OBJECTION DEADLINES

This matter coming before the Court on the Debtors’ Motion for Entry of An Order (I) Approving Disclosure Statement with Respect to Joint Plan of Reorganization of Cosi, Inc., Xando Cosi of Maryland, Inc., Cosi Sandwich Bar, Inc., Hearthstone Associates, LLC, and Hearthstone Partners, LLC, (II) Approving Certain Balloting, Tabulation, Solicitation, Objection, and Notice Procedures, and (III) Scheduling a Hearing to Consider Confirmation of the Plan and Objection Deadlines (the “Motion”), filed by Cosi, Inc., Xando Cosi of Maryland, Inc., Cosi Sandwich Bar, Inc., Hearthstone Associates, LLC, and Hearthstone Partners, LLC (collectively, the “Debtors”), pursuant to 11 U.S.C. §§ 105(a), 1125(b), 1126, and 1128 and Rules 2002, 3016, 3017, 3018, 3020, and 9006 of the Federal Rules of Bankruptcy Procedure, and MLBR 3017-1; the Court having reviewed the Motion and all pleadings related thereto and after due deliberation and sufficient cause appearing therefor:

[1]
The Debtors in these Chapter 11 cases are Cosi, Inc. (Case No. 16-13704-MSH), Xando Cosi of Maryland, Inc. (Case No. 16-13706-MSH), Cosi Sandwich Bar, Inc. (Case No. 16-13705-MSH), Hearthstone Associates, LLC (Case No. 16-13707-MSH), and Hearthstone Partners, LLC (Case No. 16-13708-MSH).  The Debtors’ corporate offices are located at 294 Washington Street, Suite 510, Boston, Massachusetts 02108.  The cases are jointly administered under the Cosi, Inc. case number.

1

THE COURT HEREBY FINDS, ORDERS, AND DETERMINES THAT:

1.          Pursuant to section 1125(b) of the Bankruptcy Code and Rule 3017(b) of the Federal Rules of Bankruptcy Procedure (the “Bankruptcy Rules”), (a) the Disclosure Statement2 is approved as containing adequate information within the meaning of section 1125 of the Bankruptcy Code, and (b) to the extent not withdrawn, settled or resolved, all objections to the Disclosure Statement are overruled.

2.          The Disclosure Statement and the relief requested in the Motion are hereby approved.

3.          For voting purposes and for the purposes of the mailing of notices and Solicitation Packages (as defined below),  _________________, 2017 shall be the “Record Holder Date” for holders of Claims.

4.          The forms of Ballots for Classes 5 and 6 attached as Exhibit B-1 and Exhibit B-2, respectively, are hereby approved.

5.          The Confirmation Hearing Notice in substantially the form attached to the Motion as Exhibit C is hereby approved.  The Debtors are directed to serve copies of the Confirmation Hearing Notice, along with the other materials comprising the Solicitation Package, in accordance with the procedures set forth herein and in the Motion.

6.          On or before _______, 2017, the Debtors shall cause to be deposited in the United States mail, postage prepaid, a solicitation package (the “Solicitation Package”) that shall include the following:  (a) a copy of the proposed Joint Plan of Reorganization of Cosi, Inc., Xando Cosi of Maryland, Inc., Cosi Sandwich Bar, Inc., Hearthstone Partners, LLC, and Hearthstone Associates, LLC (the “Plan”); (b) a copy of the Disclosure Statement, as approved by the Court in this Order (with exhibits); (c) an appropriate Ballot, substantially in the form of the respective Ballot attached to the Motion as Exhibit B-1 and Exhibit B-2 (as applicable); (d) a copy of this Order; and (e) a pre-addressed return envelope.

[2]	Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Motion.

2

7.          The Solicitation Package shall be mailed to Solicitation Package Recipients, inclusive of the Voting Parties (i.e., Class 5 (Noteholder Secured Claims) and Class 6 (General Unsecured Claims), in accordance with the procedures set forth herein and in the Motion.

8.          On or before ______, 2017, the Confirmation Hearing Notice shall be mailed to the Unimpaired Creditors (except for Holders of Customer Claims), Unclassified Creditors, and Rejecting Interest Holders in lieu of receiving a Solicitation Package.

9.          On or before ______________, 2017, the Debtors shall issue a press release regarding the information contained within the Confirmation Hearing Notice and post the full text of the Confirmation Hearing Notice on its website.

10.          On or before, _____________, 2017, the Debtors shall file and serve the Schedule of Assumed Contracts and Leases, which schedule shall identify executory contracts and unexpired leases to be assumed, or assumed and assigned to another Reorganized Debtor, under the Plan and the respective Cure Claim for each.

11.          All persons and entities entitled to vote on the Plan must deliver their Ballots by mail, hand delivery, or overnight courier so as to be received no later than 4:30 p.m. (prevailing Eastern Time) on ________________, 2017 (the “Voting Deadline”) to Debtors’ counsel (the “Balloting Agent”) at:

Mirick, O’Connell, DeMallie & Lougee, llp
Attn:  Kate P. Foley, Esq.
1800 West Park Drive, Suite 400
Westborough, MA  01581

Any Ballot received after such time shall not be counted other than as provided for in this Order.

3

12.          With respect to Ballots submitted by a Holder of a Claim:

a.
Any Ballot that is properly completed, executed, and timely returned to the Balloting Agent that does not indicate an acceptance or rejection of the Plan shall be deemed to be a vote to accept the Plan;

b.	Any Ballot that is returned to the Balloting Agent indicating acceptance or rejection of the Plan but that is unsigned shall not be counted;

c.
Whenever a Holder of a Claim casts more than one Ballot voting the same Claim prior to the Voting Deadline, only the last timely Ballot received by the Balloting Agent shall be deemed to supersede the prior Ballot(s) and shall be counted;

d.	If a holder of a Claim cases simultaneous duplicative Ballots that are voted inconsistently, such Ballots shall count as one vote accepting the Plan;

e.	Each holder of more than one Claim in a particular Class shall be entitled to cast only one Ballot regardless of the number of timely-filed proofs of claim in such Class by such holder;

f.	Each holder of a Claim shall be deemed to have voted the full amount of its Claim or Claims in each particular Class, and such votes may not be split;

g.	Each holder who holds a Claim or Claims in more than one Class shall be entitled to cast one Ballot per Class;

h.
Any Ballots (or group of Ballots within the same Class received from a single creditor) that partially reject and partially accept the Plan shall be deemed to vote to accept the Plan in the full amount of such Claim;

i.
A Ballot cast by a holder of a Claim that is subject to a pending objection on the Voting Deadline shall be determined for voting purposes as the greater of the amount of such Claim (i) listed on the Debtors' Schedules as non-contingent, liquidated, undisputed and (ii) that the Debtors state in such objection as being unobjectionable;

j.
Any Ballot that is returned to the Balloting Agent indicating a vote for acceptance or rejection of the Plan and is signed but that fails to provide a complete mailing address shall be counted if the Balloting agent can reasonably determine the identity of the holder of the Claim by reference to the Creditor Matrix, Schedules, or otherwise; and

4

k.
Any Ballot received by the Balloting Agent by telecopier, facsimile, or other electronic communication, including by email in portable document format (“pdf”) or other similar format, shall not be counted.

13.          The hearing to consider confirmation of the Plan is scheduled for ______________, 2017 at ____ p.m. (prevailing Eastern Time) (the “Confirmation Hearing”) before the Honorable Melvin S. Hoffman, Chief United States Bankruptcy Judge, at the United States Bankruptcy Court located at Courtroom No. 2, 12th Floor of the John W. McCormack Post Office and Courthouse, 5 Post Office Square, Boston, Massachusetts 02109.  The Confirmation Hearing may be adjourned from time to time without further notice other than an announcement of the adjourned date(s) at said hearing and at any adjourned hearing(s).

14.          Any objection to confirmation of the Plan must be filed with the Clerk of the Bankruptcy Court, United States Bankruptcy Court, John W. McCormack Post Office and Courthouse, 5 Post Office Square, Boston, Massachusetts 02109, together with proof of service, no later than 4:30 pm. (prevailing Eastern Time) on or before _____________, 2017 and must be served upon (i) counsel to the Debtors, Mirick, O’Connell, DeMallie & Lougee, llp, 1800 West Park Drive, Westborough, Massachusetts, 01581 (Attn: Christine E. Devine, Esq. and Joseph H. Baldiga, Esq.); (ii) the Office of the United States Trustee for the District of Massachusetts, John W. McCormack Post Office & Courthouse, 5 Post Office Square, 10th Floor, Suite 1000, Boston, MA 02109 (Attn: Paula R.C. Bachtell, Esq.); (iii) counsel to the Committee, Nixon Peabody LLP, 100 Summer Street, Boston, MA 02110 (Attn: Lee Harrington, Esq.); and (iv) counsel to the DIP Lenders and Noteholders, Vinson & Elkins, LLP, 666 Fifth Avenue, 26th Floor, New York, NY 10103 (Attn: Steve M. Abramowitz, Esq.) (collectively, the “Objection Notice Parties”).  Any objection to confirmation of the Plan must (a) be in writing, (b) state the name and address of the objecting party, (c) comply with the Federal Rules of Bankruptcy Procedure and the Massachusetts Local Bankruptcy Rules, and (d) state the amount of the objector’s claim or the nature of its interest, the nature of the objection or modification sought, and the legal basis therefor.

5

15.          Any objection to the assumption of an executory contract or unexpired lease designated for assumption on the Schedule of Assumed Contracts and Leases must be filed with the Clerk of the Bankruptcy Court, United States Bankruptcy Court, John W. McCormack Post Office and Courthouse, 5 Post Office Square, Boston, Massachusetts 02109, together with proof of service, no later than 4:30 pm. (prevailing Eastern Time) on or before _____________, 2017 and must be served upon the Objection Notice Parties.  Any objection to assumption of Lease or Contract must (a) be in writing, (b) state the name and address of the objecting party, (c) comply with the Federal Rules of Bankruptcy Procedure and the Massachusetts Local Bankruptcy Rules, and (d) state the basis of the objection.

16.          ANY CONFIRMATION OBJECTION NOT FILED AND SERVED AS SET FORTH IN THIS ORDER SHALL BE DEEMED WAIVED AND SHALL NOT BE CONSIDERED BY THE COURT.

17.          Replies to any objections to confirmation must be filed no later April ____, 2017.

18.          The period during which the Debtors may solicit votes to accept or reject the Plan as established by this Order provides sufficient time for creditors to make informed decisions to accept or reject the Plan.

6

19.          The procedures for solicitation and tabulation of votes to accept or reject the Plan, as approved herein, provide a fair and equitable voting process and are consistent with section 1126 of the Bankruptcy Code.

20.          The contents of the Solicitation Package and the procedures for providing notice of the Confirmation Hearing and other matters set forth in the Confirmation Hearing Notice comply with Bankruptcy Rules 2002 and 3017 and with MLBR 3017-1.

21.          Each Claim within Class 5 and Class 6 shall be temporarily allowed in accordance with the following rules (the “Tabulation Rules”), which are APPROVED:

a.
if a Holder of a Claim has filed a timely proof of claim, the amount asserted in such proof of Claim shall be used to calculate the amount of such Claim for voting purposes unless an objection has been filed to such proof of claim prior to the Voting Deadline, in which event the amount of such Claim shall be the greater of the amount of such Claim (i) listed on the Debtors’ Schedules as non-contingent, liquidated, undisputed and (ii) that the Debtors state in such objection as being unobjectionable;

b.
if a Holder of a Claim that is listed on the Debtors’ Schedules as non-contingent, liquidated, undisputed has not filed a timely proof of claim, the amount listed on the Schedules as non-contingent, liquidated, undisputed shall be the amount of such Claim for voting purposes unless an objection has been filed to such Claim prior to the Voting Deadline, in which event the amount of such Claim shall be the amount, if any, that the Debtors state in such objection as being unobjectionable;

c.
the classification of a Claim as set forth on a Ballot submitted by the holder of the Claim shall be deemed temporarily allowed for voting purposes only, and the Ballot will be counted, unless (i) the Debtors file an objection to the classification of such claim prior to the Voting Deadline or (ii) the Bankruptcy Court temporarily disallows the alleged classification of the Claim or disallows the Claim, in part or in full, for the purpose of accepting or rejecting the Plan in accordance with Bankruptcy Rule 3018. In the event that the Debtors’ objection to the classification of such claim concedes that such Claim should be reclassified in a certain amount, then unless the Debtors or other party in interest have otherwise objected to the Claim, such Ballot shall be counted in such reclassified Class in such amount;

d.
if a Claim has been estimated or otherwise allowed for voting purposes by order of the Court, such Claim will be temporarily allowed for voting purposes in the amount so estimated or allowed by the Court; and

e.
if a Holder of a Class 5 or Class 6 Claim identifies a claim amount on its Ballot that is less than the amount otherwise calculated in accordance with the Tabulation Rules, the Claim will be allowed for voting purposes only in the lesser amount identified on such Ballot.

7

22.          For purposes of determining whether the requirements of sections 1126(c) and 1126(d) of the Bankruptcy Code have been satisfied regarding requirements for number and amounts of accepting Claims, the Debtors shall tabulate only those Ballots cast by the Voting Deadline.

23.          The terms of this Order shall be effective immediately upon its entry.

Dated: , 2017
Honorable Melvin S. Hoffman
Chief United States Bankruptcy Judge

8

IN RE: COSI, INC. ET AL.

BANKRUPTCY CASE NO. 16-13704-MSH

EXHIBIT B-1 TO

DEBTORS’ MOTION FOR ENTRY OF AN ORDER (I) APPROVING DISCLOSURE STATEMENT WITH RESPECT TO JOINT PLAN OF REORGANIZATION OF COSI, INC., XANDO COSI OF MARYLAND, INC., COSI SANDWICH BAR, INC., HEARTHSTONE ASSOCIATES, LLC, AND HEARTHSTONE PARTNERS, LLC, (II) APPROVING CERTAIN BALLOTING, TABULATION, SOLICITATION, OBJECTION, AND NOTICE PROCEDURES, AND (III) SCHEDULING A HEARING TO CONSIDER CONFIRMATION OF THE PLAN AND OBJECTION DEADLINES

9

UNITED STATES BANKRUPTCY COURT
DISTRICT OF MASSACHUSETTS
(EASTERN DIVISION)

In re:	Chapter 11 Case No. 16-13704-MSH (Jointly Administered)

COSI, INC., et al., [1]

Debtors.

CLASS 5 BALLOT (NOTEHOLDER SECURED CLAIMS) FOR
ACCEPTING OR REJECTING PLAN OF REORGANIZATION

Cosi, Inc. (“COSI”), Xando Cosi of Maryland, Inc. (“Xando”), Cosi Sandwich Bar, Inc. (“CSB”), Hearthstone Associates, LLC (“HALLC”), and Hearthstone Partners, LLC (“HPLLC”; collectively, with COSI, Xando, CSB, and HALLC, the “Debtors”), are soliciting votes with respect to the Joint Plan of Reorganization of Cosi, Inc., Xando Cosi of Maryland, Inc., Cosi Sandwich Bar, Inc., Hearthstone Associates, LLC, and Hearthstone Partners, LLC (as may be amended, supplemented, or modified from time-to-time, the “Plan”) under Chapter 11 of Title 11 of the United States Code, 11 U.S.C. 101, et seq. (the “Bankruptcy Code”) from the Holders of certain Impaired Claims against the Debtors.2  The United States Bankruptcy Court for the District of Massachusetts (the “Court”) has authorized the Debtors to disseminate the Plan and accompanying Disclosure Statement, together with this Ballot. The Disclosure Statement provides information to assist you in deciding how to vote.  A copy of the Plan and Disclosure Statement are included with this Ballot.  If you have not received a copy of the Plan and Disclosure Statement, you may obtain a copy of each at no cost by contacting Debtors’ counsel, Mirick, O’Connell, DeMallie & Lougee, llp, Attn: Kate P. Foley, Esq., at (508) 898-1501 or kfoley@mirickoconnell.com.

Court approval of the Disclosure Statement does not indicate approval of the Plan by the Court.

You should review the Plan and Disclosure Statement before you vote.  You may wish to seek legal advice concerning the Plan and the classification and treatment of your Claim under the Plan. Your Claim has been placed in Class 5 under the Plan.  Pay specific attention to those provisions of the Plan that discuss the treatment of Class 5 claims.

[1]
The Debtors in these Chapter 11 cases are Cosi, Inc. (Case No. 16-13704-MSH), Xando Cosi of Maryland, Inc. (Case No. 16-13706-MSH), Cosi Sandwich Bar, Inc. (Case No. 16-13705-MSH), Hearthstone Associates, LLC (Case No. 16-13707-MSH), and Hearthstone Partners, LLC (Case No. 16-13708-MSH).  The Debtors’ corporate offices are located at 294 Washington Street, Suite 510, Boston, Massachusetts 02108.  The cases are jointly administered under the Cosi, Inc. case number.

[2]	Capitalized terms not otherwise defined herein shall have the meanings given to them in the Plan.

1

THE DEBTORS [AND THE OFFICIAL COMMITTEE OF UNSECURED CREDITORS] RECOMMEND THAT YOU VOTE TO ACCEPT THE PLAN.

IN ORDER FOR YOUR VOTE TO BE COUNTED, THE BALLOT MUST BE PROPERLY COMPLETED, SIGNED AND RETURNED SO THAT IT IS RECEIVED BY THE DEBTORS BY 4:30 P.M. PREVAILING EASTERN TIME ON APRIL ______, 2017 (THE “VOTING DEADLINE”).

PLEASE COMPLETE THE FOLLOWING:

ITEM 1:          Amount of Claim.  For purposes of voting to accept or reject the Plan, the undersigned holds a Class 5 Claim against one or more of the Debtors in the unpaid amount of $______________.

ITEM 2:          Vote on the Plan.  The undersigned Holder of a Class 5 Claim against one or more of the Debtors hereby votes to:

Check one box:	☐ ACCEPT the Plan

☐ REJECT the Plan

ITEM 3:          Article X.F. of the Plan includes provisions that provide that Holders of Impaired Claims will release, to the maximum extent permitted by applicable law, any claims or causes of action against certain specified non-Debtor parties (i.e., the Released Parties), which releases are included in the Plan in exchange for the funds such parties provided to fund creditor Distributions under the Plan and for settlements of those parties’ Claims against the Debtors (such release, as set forth in Article X.F. of the Plan, the “Third-Party Release”).  As a Holder of an Impaired Claim, you should read Article X.F. of the Plan carefully as it affects your rights.  If you do not consent to the Third-Party Release being given by you in consideration for the value you will receive as a creditor under the Plan, you must return this Ballot with the box set forth below checked in order to “opt out” of the Third-Party Release.  If you return this Ballot without the box checked below, you will be deemed to consent to the Third-Party Release.

Opt-Out (optional):    ☐  The undersigned does not consent to the Third-Party Release.

ITEM 4:          Acknowledgements and Certification.  By signing this Ballot, the undersigned acknowledges that the undersigned has been provided with a copy of the Disclosure Statement, dated _______________, 2017, including all exhibits thereto.  The undersigned certifies that (i) it is the holder of the Claim against or Interest in the Debtor described in this Ballot, and (ii) the undersigned has full power and authority to vote to accept or reject the Plan.  The undersigned understands that if the Ballot is validly executed but does not indicate either acceptance or rejection of the Plan, then this Ballot will be counted as an acceptance of the Plan.  The undersigned further acknowledges that the Debtors’ solicitation of votes is subject to all terms and conditions set forth in the Disclosure Statement.

2

Print or Type Name of Claimant:
Signature:
If by Authorized Agent, Name and Title of Agent:
If Agent is NOT an Individual, Name of Entity:
Street Address:
City, State, and Zip Code
Telephone Number
Date Completed:

3

IN RE: COSI, INC. ET AL.

BANKRUPTCY CASE NO. 16-13704-MSH

EXHIBIT B-2 TO

DEBTORS’ MOTION FOR ENTRY OF AN ORDER (I) APPROVING DISCLOSURE STATEMENT WITH RESPECT TO JOINT PLAN OF REORGANIZATION OF COSI, INC., XANDO COSI OF MARYLAND, INC., COSI SANDWICH BAR, INC., HEARTHSTONE ASSOCIATES, LLC, AND HEARTHSTONE PARTNERS, LLC, (II) APPROVING CERTAIN BALLOTING, TABULATION, SOLICITATION, OBJECTION, AND NOTICE PROCEDURES, AND (III) SCHEDULING A HEARING TO CONSIDER CONFIRMATION OF THE PLAN AND OBJECTION DEADLINES

4

UNITED STATES BANKRUPTCY COURT
DISTRICT OF MASSACHUSETTS
(EASTERN DIVISION)

In re:	Chapter 11 Case No. 16-13704-MSH (Jointly Administered)

COSI, INC., et al.,[1]

Debtors.

CLASS 6 BALLOT (GENERAL UNSECURED CLAIMS) FOR
ACCEPTING OR REJECTING PLAN OF REORGANIZATION

Cosi, Inc. (“COSI”), Xando Cosi of Maryland, Inc. (“Xando”), Cosi Sandwich Bar, Inc. (“CSB”), Hearthstone Associates, LLC (“HALLC”), and Hearthstone Partners, LLC (“HPLLC”; collectively, with COSI, Xando, CSB, and HALLC, the “Debtors”), are soliciting votes with respect to the Joint Plan of Reorganization of Cosi, Inc., Xando Cosi of Maryland, Inc., Cosi Sandwich Bar, Inc., Hearthstone Associates, LLC, and Hearthstone Partners, LLC (as may be amended, supplemented, or modified from time-to-time, the “Plan”) under Chapter 11 of Title 11 of the United States Code, 11 U.S.C. 101, et seq. (the “Bankruptcy Code”) from the Holders of certain Impaired Claims against the Debtors.2  The United States Bankruptcy Court for the District of Massachusetts (the “Court”) has authorized the Debtors to disseminate the Plan and accompanying Disclosure Statement, together with this Ballot. The Disclosure Statement provides information to assist you in deciding how to vote.  A copy of the Plan and Disclosure Statement are included with this Ballot.  If you have not received a copy of the Plan and Disclosure Statement, you may obtain a copy of each at no cost by contacting Debtors’ counsel, Mirick, O’Connell, DeMallie & Lougee, llp, Attn: Kate P. Foley, Esq., at (508) 898-1501 or kfoley@mirickoconnell.com.

Court approval of the Disclosure Statement does not indicate approval of the Plan by the Court.

You should review the Plan and Disclosure Statement before you vote.  You may wish to seek legal advice concerning the Plan and the classification and treatment of your Claim under the Plan. Your Claim has been placed in Class 6 under the Plan.  Pay specific attention to those provisions of the Plan that discuss the treatment of Class 6 claims.

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The Debtors in these Chapter 11 cases are Cosi, Inc. (Case No. 16-13704-MSH), Xando Cosi of Maryland, Inc. (Case No. 16-13706-MSH), Cosi Sandwich Bar, Inc. (Case No. 16-13705-MSH), Hearthstone Associates, LLC (Case No. 16-13707-MSH), and Hearthstone Partners, LLC (Case No. 16-13708-MSH).  The cases are jointly administered under the Cosi, Inc. case number.

[2]	Capitalized terms not otherwise defined herein shall have the meanings given to them in the Plan.

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THE DEBTORS [AND THE OFFICIAL COMMITTEE OF UNSECURED CREDITORS] RECOMMEND THAT YOU VOTE TO ACCEPT THE PLAN.

IN ORDER FOR YOUR VOTE TO BE COUNTED, THE BALLOT MUST BE PROPERLY COMPLETED, SIGNED AND RETURNED SO THAT IT IS RECEIVED BY THE DEBTORS BY 4:30 P.M. PREVAILING EASTERN TIME ON APRIL ______, 2017 (THE “VOTING DEADLINE”).

PLEASE COMPLETE THE FOLLOWING:

ITEM 1:          Amount of Claim.  For purposes of voting to accept or reject the Plan, the undersigned holds a Class 6 Claim against one or more of the Debtors in the unpaid amount of $______________.

ITEM 2:          Vote on the Plan.  The undersigned Holder of a Class 6 Claim against one or more of the Debtors hereby votes to:

Check one box:	☐ ACCEPT the Plan

☐ REJECT the Plan

ITEM 3:          Article X.F. of the Plan includes provisions that provide that Holders of Impaired Claims will release, to the maximum extent permitted by applicable law, any claims or causes of action against certain specified non-Debtor parties (i.e., the Released Parties), which releases are included in the Plan in exchange for the funds such parties provided to fund creditor Distributions under the Plan and for settlements of those parties’ Claims against the Debtors (such release, as set forth in Article X.F. of the Plan, the “Third-Party Release”).  As a Holder of an Impaired Claim, you should read Article X.F. of the Plan carefully as it affects your rights.  If you do not consent to the Third-Party Release being given by you in consideration for the value you will receive as a creditor under the Plan, you must return this Ballot with the box set forth below checked in order to “opt out” of the Third-Party Release.  If you return this Ballot without the box checked below, you will be deemed to consent to the Third-Party Release.

Opt-Out (optional):  ☐  The undersigned does not consent to the Third-Party Release.

ITEM 4:          Acknowledgements and Certification.  By signing this Ballot, the undersigned acknowledges that the undersigned has been provided with a copy of the Disclosure Statement, dated _______________, 2017, including all exhibits thereto.  The undersigned certifies that (i) it is the holder of the Claim against or Interest in the Debtor described in this Ballot, and (ii) the undersigned has full power and authority to vote to accept or reject the Plan.  The undersigned understands that if the Ballot is validly executed but does not indicate either acceptance or rejection of the Plan, then this Ballot will be counted as an acceptance of the Plan.  The undersigned further acknowledges that the Debtors’ solicitation of votes is subject to all terms and conditions set forth in the Disclosure Statement.

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Print or Type Name of Claimant:
Signature:
If by Authorized Agent, Name and Title of Agent:
If Agent is NOT an Individual, Name of Entity:
Street Address:
City, State, and Zip Code
Telephone Number
Date Completed:

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IN RE: COSI, INC. ET AL.

BANKRUPTCY CASE NO. 16-13704-MSH

EXHIBIT C TO

DEBTORS’ MOTION FOR ENTRY OF AN ORDER (I) APPROVING DISCLOSURE STATEMENT WITH RESPECT TO JOINT PLAN OF REORGANIZATION OF COSI, INC., XANDO COSI OF MARYLAND, INC., COSI SANDWICH BAR, INC., HEARTHSTONE ASSOCIATES, LLC, AND HEARTHSTONE PARTNERS, LLC, (II) APPROVING CERTAIN BALLOTING, TABULATION, SOLICITATION, OBJECTION, AND NOTICE PROCEDURES, AND (III) SCHEDULING A HEARING TO CONSIDER CONFIRMATION OF THE PLAN AND OBJECTION DEADLINES

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UNITED STATES BANKRUPTCY COURT
DISTRICT OF MASSACHUSETTS
(EASTERN DIVISION)

In re:	Chapter 11 Case No. 16-13704-MSH (Jointly Administered)

COSI, INC., et al.,[1]

Debtors.

NOTICE REGARDING (I) DISCLOSURE STATEMENT AND JOINT PLAN OF REORGANIZATION, (II) DEADLINE FOR FILING OBJECTIONS TO PLAN CONFIRMATION, (III) DEADLINE FOR FILING OBJECTIONS TO LEASE AND
CONTRACT ASSUMPTION AND (IV) HEARING ON PLAN CONFIRMATION

PLEASE TAKE NOTICE THAT on February ___, 2017, Cosi, Inc., Xando Cosi of Maryland, Inc., Cosi Sandwich Bar, Inc., Hearthstone Associates, LLC, and Hearthstone Partners, LLC (collectively, the “Debtors”) filed with the United States Bankruptcy Court for the District of Massachusetts (the “Court”) the Joint Plan of Reorganization of Cosi, Inc., Xando Cosi of Maryland, Inc., Cosi Sandwich Bar, Inc., Hearthstone Associates, LLC, and Hearthstone Partners, LLC, dated _____________, 2017 [Dkt. No. ___] and a Disclosure Statement with Respect to Joint Plan of Reorganization of Cosi, Inc., Xando Cosi of Maryland, Inc., Cosi Sandwich Bar, Inc., Hearthstone Associates, LLC, and Hearthstone Partners, LLC, dated _____________, 2017 [Dkt. No. ___] (as may be amended, supplemented, or modified from time to time, the “Plan” and “Disclosure Statement,” respectively).  On ________, 2017, the Court entered an Order approving the Disclosure Statement and certain procedures to be utilized in connection with the solicitation of votes on the Plan. [Dkt. No. ___].

PLEASE TAKE FURTHER NOTICE that a hearing to consider confirmation of the Plan is scheduled for April ___, 2017 at [___] p.m. (prevailing Eastern Time) before the Honorable Melvin S. Hoffman, Chief United States Bankruptcy Judge, at the United States Bankruptcy Court located at Courtroom No. 2, 12th Floor of the John W. McCormack Post Office and Courthouse, 5 Post Office Square, Boston, Massachusetts 02109 (the “Confirmation Hearing”).  The Confirmation Hearing may be adjourned from time to time without further notice to creditors or other parties in interest, other than by an announcement of such an adjournment in open court at the Confirmation Hearing.

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The Debtors in these Chapter 11 cases are Cosi, Inc. (Case No. 16-13704-MSH), Xando Cosi of Maryland, Inc. (Case No. 16-13706-MSH), Cosi Sandwich Bar, Inc. (Case No. 16-13705-MSH), Hearthstone Associates, LLC (Case No. 16-13707-MSH), and Hearthstone Partners, LLC (Case No. 16-13708-MSH).  The cases are jointly administered under the Cosi, Inc. case number.

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PLEASE TAKE FURTHER NOTICE that objections, if any, to the confirmation of the Plan must (a) be in writing, (b) state the name and address of the objector, (c) comply with the Federal Rules of Bankruptcy Procedure and the Massachusetts Local Bankruptcy Rules, (d) state the amount of the objector’s claim or the nature of its interest, and the nature of the objection or modification sought and the legal basis therefor, (e) be filed and served on or before 4:30 p.m. Eastern Time on or before [April ____, 2017], and (f) be filed with the Clerk, United States Bankruptcy Court, John W. McCormack Post Office and Courthouse, 5 Post Office Square, Boston, Massachusetts 02109, with copies served upon (i) counsel to the Debtors, Mirick, O’Connell, DeMallie & Lougee, llp, 1800 West Park Drive, Westborough, Massachusetts 01581 (Attn: Christine E. Devine, Esq. and Joseph H. Baldiga, Esq.); (ii) the Office of the United States Trustee for the District of Massachusetts, John W. McCormack Post Office & Courthouse, 5 Post Office Square, 10th Floor, Suite 1000, Boston, MA 02109 (Attn: Paula R.C. Bachtell, Esq.); (iii) counsel to the Committee, Nixon Peabody LLP, 100 Summer Street, Boston, MA 02110 (Attn: Lee Harrington, Esq.); and (iv) counsel to the DIP Lenders and Noteholders, Vinson & Elkins, LLP, 666 Fifth Avenue, 26th Floor, New York, NY 10103 (Attn: Steve M. Abramowitz, Esq.) (collectively, the “Objection Notice Parties”).  ANY OBJECTIONS NOT FILED AND SERVED AS SET FORTH ABOVE WILL NOT BE CONSIDERED BY THE BANKRUPTCY COURT AND SHALL BE DEEMED WAIVED.

PLEASE TAKE FURTHER NOTICE that in accordance with Rule 3017(a) of the Federal Rules of Bankruptcy Procedure, requests for copies of the Disclosure Statement and/or Plan may be made to the undersigned counsel.  Copies so requested will be provided free of charge.

PLEASE TAKE FURTHER NOTICE that objections to the assumption of executory contracts and unexpired leases as set forth on the Schedule of Assumed Contracts and Leases, including objections to Cure Claim amounts, must (a) be in writing, (b) state the name and address of the objector, (c) comply with the Federal Rules of Bankruptcy Procedure and the Massachusetts Local Bankruptcy Rules, (d) state the legal basis therefor, (e) be filed and served on or before 4:30 p.m. Eastern Time on or before [April ____, 2017], and (f) be filed with the Clerk, United States Bankruptcy Court, John W. McCormack Post Office and Courthouse, 5 Post Office Square, Boston, Massachusetts 02109, with copies served upon the Objection Notice Parties.  ANY OBJECTIONS NOT FILED AND SERVED AS SET FORTH ABOVE WILL NOT BE CONSIDERED BY THE BANKRUPTCY COURT AND SHALL BE DEEMED WAIVED.

IF YOU BELIEVE THAT YOU MAY BE ENTITLED TO VOTE ON THE PLAN, YOU SHOULD IMMEDIATELY CONTACT THE UNDERSIGNED COUNSEL AND REQUEST A BALLOT.

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Respectfully submitted,

COSI, INC., ET AL.

By their counsel,

Joseph H. Baldiga, BBO #549963
Christine E. Devine, BBO #566990
Kate P. Foley, BBO #682548
Mirick, O’Connell, DeMallie & Lougee, llp
1800 West Park Drive, Suite 400
Westborough, MA 01581-3926
Phone: (508) 898-1501
Fax: (508) 898-1502
Email: bankrupt@mirickoconnell.com
Email: cdevine@mirickoconnell.com
Dated: __________________, 2017	Email: kfoley@mirickoconnell.com

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